SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported) November 8, 2002


                                  PEOPLE'S BANK
                                  on behalf of
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
             (Exact Name of Registrant as Specified in its Charter)


                                    Connecticut
                 (State or Other Jurisdiction of Incorporation)



    33-99506, 33-99508, 33-90012
   333-33269, 333-45785, 333-63989                      06-1213065
 (Commission File Number)                 (I.R.S. Employer Identification No.)



               850 Main Street, Bridgeport, Connecticut   06604
               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 338-7171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




INDEX TO EXHIBITS

Exhibit
 No.     Document Description

20           Monthly Servicer's Certificate

Item 5.    Other Events.

           The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

                 20. Monthly Servicer's Certificate for People's Bank Credit Card Master Trust, 1998-1, 2002-1 VFC, 2002-2 VFC

                      Monthly Payment Certificate for People's Bank Credit Master Trust, 1998-1, 2002-1 VFC, 2002-2 VFC


                                          SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PEOPLE'S BANK



Dated: November 25, 2002           By: /s/Vincent J.Calabrese
                                         Vincent J.Calabrese
                                         First Vice President & Controller




                         MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the November 8, 2002 Determination Date

                      For the October 2002 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is November 8, 2002, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   321,036,742.84

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    26,782,993.71

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   294,253,749.13

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 1,736,341,097.12

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$  379,641,956.40

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 8th Day of November 2002.

PEOPLE'S BANK
Servicer

By : /s/Lisa A. Brooks
     Name:  Lisa A. Brooks
     Title: Vice President


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1998-1

                    For the November 8, 2002 Determination Date

                      For the October 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   69,196,454.02

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1998-1 was equal
    to......................................................$    3,507,278.52

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1998-1 was equal to....$   65,689,175.50

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1998-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1998-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$   33,867,638.83

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1998-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    30,360,360.31

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    30,360,360.31

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1998-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1998-1 on the next succeeding Transfer
    Date is equal to........................................$       228,730.80

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1998-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        573,000.56
    Total..................................................$        573,000.56

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         49,755.00
    Total..................................................$         49,755.00

    Collateral Interest
    Payable in respect of principal........................$      1,777,026.98
    Payable in respect of interest.........................$          7,643.23
    Total..................................................$      1,784,670.21

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.




                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 2002-1 VFC

                    For the November 8, 2002 Determination Date

                         For the October 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   80,626,734.17


    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 2002-1 VFC was equal
    to......................................................$    6,726,411.73

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 2002-1 VFC was equal
    to......................................................$   73,900,322.44

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 2002-1 VFC with respect to Collections processed during the preceding Monthly Period, and applicable to Series 2002-1 VFC as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    6,726,411.73

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 2002-1 VFC, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 2002-1 VFC as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 2002-1 VFC on the next succeeding Transfer
    Date is equal to........................................$       484,879.88

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 2002-1 VFC on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        717,125.47
    Total..................................................$        717,125.47

    Class B Collateral Interest Holders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         68,062.50
    Total..................................................$         68,062.50

    Class C/D Collateral Interest Holders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         51,000.00
    Total..................................................$         51,000.00

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 2002-2VFC

                    For the November 8, 2002 Determination Date

            For the Period from the closing date to October 31, 2002

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   79,331,398.57


    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 2002-2 VFC was equal
    to......................................................$    6,626,485.32

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 2002-2 VFC was equal
    to......................................................$   72,704,913.25

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 2002-2 VFC with respect to Collections processed during the preceding Monthly Period, and applicable to Series 2002-2 VFC as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    6,626,485.32

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 2002-2 VFC, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 2002-2 VFC as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 2002-2 VFC on the next succeeding Transfer
    Date is equal to........................................$       864,010.33

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 2002-2 VFC on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        847,955.53
    Total..................................................$        847,955.53

    Class B Collateral Interest Holders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         87,022.22
    Total..................................................$         87,022.22

    Class C/D Collateral Interest Holders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         73,866.67
    Total..................................................$         73,866.67

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      55
Monthly Period Ended                                        October 31, 2002
Distribution Date                                          November 15, 2002
Determination Date                                          November 8, 2002
Number of Days in Period                                                  31

1.  Trust Activity Series 1998-1

    Beginning of Month - Aggregate Principal Receivables   1,791,794,443.42

    Principal Collections on the Receivables                 294,253,749.13

    Finance Charge Collections on the Receivables             26,782,993.71

    Receivables in Defaulted Accounts                         13,365,931.35

    End of Month - Aggregate Principal Receivables         1,736,341,097.12

    Investor Interest Series 1998-1                          382,000,000.00
    Investor Interest Series 2002-1 VFC                      450,000,000.00
    Investor Interest Series 2002-2 VFC                      400,000,000.00
    Seller Principal Receivables                             504,341,097.12

    Adjusted Investor Interest Series 1998-1                 181,916,666.69
     Class A Adjusted Investor Interest                      142,916,666.69
     Class B Investor Interest                                27,000,000.00
     Collateral Interest                                      12,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       10.4770121%
                           Charged-Off Accounts                  10.4770121%
                           Principal Receivables                 23.0369483%


    Class A Percentage with respect to...
                           Finance Charges                        8.2309096%
                           Charged-Off Accounts                   8.2309096%
                           Principal Receivables                 19.7541831%

    Class B Percentage with respect to...
                           Finance Charges                        1.5549940%
                           Charged-Off Accounts                   1.5549940%
                           Principal Receivables                  1.5549940%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.6911084%
                           Charged-Off Accounts                   0.6911084%
                           Principal Receivables                  1.7277711%

    Seller Percentage with respect to...
                           Finance Charges                       29.0461994%
                           Charged-Off Accounts                  29.0461994%
                           Principal Receivables                 28.0095367%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                2,897,760.57

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                238,750.23
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                334,250.33
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               285,833.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             1,279,308.15
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    759,618.53

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  403,584.70

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 49,755.00
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                45,000.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               201,407.11
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                    107,422.59

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               205,933.24

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                22,961.71
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  182,971.53

    Total Excess Spread                                         1,050,012.65

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest           7,643.23
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       102,770.05
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                        62,431.80
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                        877,167.57
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  2.74%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   67,272,660.81
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              67,272,660.81

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                28,583,333.33

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)              1,777,026.98

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                36,912,300.50

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       573,000.56
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.67

    Total Distribution to Class B Investors                        49,755.00
    Total Distribution to Class B Investors per $1,000
     Invested                                                           1.84

    Total Distribution to Collateral Interest Holders           1,784,670.21
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                   59.49

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account             200,083,333.31
   Deposits into Principal Funding Account                     28,583,333.33
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                228,666,666.64

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                          269,360.09
   Principal Funding Investment Shortfall                          64,890.23

   Beginning Balance of Reserve Account                         1,715,000.00
   Available Reserve Account Amount                             1,715,000.00
   Reserve Account Funding Date                             October 12, 2001
   Required Reserve Account Amount                              1,715,000.00
   Reserve Account Investment Proceeds                              2,458.43
   Deposit from Excess Spread into Reserve Account                 62,431.80
   Reserve Account Draws                                           64,890.23
   Ending Balance of Reserve Account                            1,715,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        1.94000%
    Class A Cap Rate                                                9.14000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                       334,250.32
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                        269,360.09
    Principal Funding Investment Shortfall                        64,890.23
    Reserve Account Draws                                         64,890.23

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            238,750.23
    Class A Monthly Interest                                     573,000.56

    Expected Class A Principal                               114,333,333.36
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          573,000.56
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.67

    Class B Certificate Rate                                        2.14000%
    Class B Cap Rate                                                9.34000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             49,755.00
    Class B Monthly Interest                                      49,755.00

    Expected Class B Principal                                27,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           49,755.00
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               1.84

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  622,755.56

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.68

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              383,777,026.98

    Beginning Class A Investor Interest                      343,000,000.00
    Class A Monthly Principal                                 28,583,333.33
    Controlled Deposit Amount                                 28,583,333.33
    Controlled Accumulation Amount                            28,583,333.33
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         343,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       27,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          27,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               36,912,300.50
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 382,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.9550000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      171,500,000.02
   Beginning  Class B Investor Interest                       27,000,000.00
   Beginning Collateral Investor Interest                     13,777,026.98

   Class A Monthly Servicing Fee                                 285,833.33
   Class B Monthly Servicing Fee                                  45,000.00
   Collateral Interest Monthly Servicing Fee                      22,961.71

   Total Monthly Servicing  Fee                                  353,795.04

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             13,777,026.98

    Required Collateral Interest Amount                       12,000,000.00
    Collateral Interest Surplus                                1,777,026.98
    Collateral  Monthly Interest                                   7,643.23
    Collateral Monthly Principal                               1,777,026.98
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                              59.23
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               0.25
    Ending Collateral Interest                                12,000,000.00

    Collateral Default Amount this period                        102,770.05
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           12,000,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  3.14%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            63,281,018.64
                           Percent Dollars                             3.64%
                           Number of Accts                           16,484
                           Percent Number of Accts                     0.84%

    30-59 days past due    Dollars                            25,516,564.16
                           Percent Dollars                             1.47%
                           Number of Accts                            5,455
                           Percent Number of Accts                     0.28%

    60-89 days past due    Dollars                            20,196,524.87
                           Percent Dollars                             1.16%
                           Number of Accts                            3,882
                           Percent Number of Accts                     0.20%

    90-119 days past due   Dollars                            16,950,204.60
                           Percent Dollars                             0.98%
                           Number of Accts                            3,154
                           Percent Number of Accts                     0.16%

    120-149 days past due  Dollars                            14,137,247.37
                           Percent Dollars                             0.81%
                           Number of Accts                            2,535
                           Percent Number of Accts                     0.13%

    150+ days past due     Dollars                            14,708,012.52
                           Percent Dollars                             0.85%
                           Number of Accts                            2,496
                           Percent Number of Accts                     0.13%

10. Base Rate Calculation

    Gross Yield                                              18.98%

    Percentage on Defaulted Accounts                          8.95%

    Portfolio Yield (net of losses)                          10.03%

    Base Rate                                                 3.91%

    Excess of Portfolio over Base Rate                        6.12%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               66,019
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                               8
    Ending Number of Accounts                                     1,973,498


                          MONTHLY PAYMENT CERTIFICATE
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
                                 SERIES 1998-1

Month Ending: October 31, 2002

A. CA Investor Interest
   1. Collateral Interest                                    $13,777,026.98
   2. CA Residual Interest                                   $10,000,000.00
   3. CA Investor Principal Balance                           $3,777,026.98
   4. Required Collateral Interest at applicable
       Transfer Date                                         $12,000,000.00
   5. CA Investor Charge-offs                                         $0.00
   6. Collateral Floating Allocation                              0.7688955%
   7. Collateral Monthly Principal                            $1,777,026.98

B. Spread Account
   1. Spread Account Amount at Previous Distribution Date             $0.00
   2. Investment Earnings                                             $0.00
   3. Spread Account Cap (net of CA Residual Interest)                $0.00
   4. Spread Account Surplus                                          $0.00
   5. Spread Account Deficiency (prior to application of
       Available Funds)                                               $0.00
   6. Collateralized Portion of Spread Account Amount                 $0.00

C. Available Funds
   1. Available Non-Principal Funds:
      a. Amounts available pursuant to subsection 4.6(d)(vi)
          & (xii) (Excess Spread) of the Series 1998-1
          Supplement                                            $884,810.80
      b. Amounts available pursuant to subsection 4.6(g)
          (Shared Finance Charge Collections) of the Series
          1998-1 Supplement                                           $0.00
      c. Investment Earnings                                          $0.00
      d. Amounts available pursuant to subsection 4.9 of the
          Series 1998-1 Supplement (Reserve Account Surplus)          $0.00

      Total                                                     $884,810.80

   2. Available Principal Funds:
      a. Amounts available pursuant to subsection 4.8 of
          the Series 1998-1 Supplement (Collateral Monthly
          Principal)                                          $1,777,026.98

      Total                                                   $1,777,026.98

D. Application of Available Non-Principal Funds and Available
    Principal Funds
   1. Application of Available Non-Principal Funds:
      a. Interest to CA Investors 2.10(a)(i)                      $7,643.23
      b. Fees, expenses and other amounts 2.10(a)(ii)                 $0.00
      c. Deposit of Spread Account Deficiency to Spread
          Account 2.10(a)(iii)                                        $0.00
      d. Reduce CA Investor Principal Balance 2.10(c)         $1,777,026.98

           Remaining Funds to Holder of CA Residual
            Interest 2.10(a)(iv)                                $877,167.57

   2. Application of Available Principal Funds:
      a. Reduce CA Investor Principal Balance 2.10(b)         $1,777,026.98
      b. Remaining Funds to Holder of CA Residual Interest            $0.00

E. Withdrawals from Spread Account
   1. To CA Investors:
      a. Deficiency (Interest) 2.10(a)(i)                             $0.00
      b. Deficiency (Fees, Expenses, and Other amounts) 2.10(a)(ii)   $0.00

   2. To Holder of CA Residual Interest:
         Excess Spread Account Amount over Spread Account Cap         $0.00

F. Ending Cash Spread Account Amount                                  $0.00

Sum of Spread Account Amount & CA Residual Amount (A.2. + F) $10,000,000.00

The following is based on the above Monthly Period:

G. Adjusted Excess Spread Calculations

Amounts distributed pursuant to subsections 4.6(d)(i) through
 4.6(d)(xi)                                                     $172,845.08

  Excess Spread                                               $1,050,012.65
    Less: Discount                                                    $0.00
    Less: Adjustment pursuant to subsections 4.6(d)(i)
     through 4.6(d)(xi)                                         $172,845.08
    Less: Excess Reinvestment Earnings                                $0.00
          Coupon Adjustments
    Actual Coupon (Representing days of Interest)   $630,398.70
    Adjusted 30 day Coupon                          $610,063.35
  Coupon Adjustment to Excess Spread                             $20,335.44

  Adjusted Excess Spread                                        $897,503.01

  Adjusted Excess Spread Percentage (Current Month)       5.07%
  Adjusted Excess Spread Percentage (Prior Month)         4.33%
  Adjusted Excess Spread Percentage (Two Months Ago)      4.33%

Quarterly Excess Spread Percentage (Current Month)                     4.58%

Spread Account Cap Percentage                                          2.50%
  (Reduction of Spread Account Cap Percentage is subject to
    Section 3 of the Supplemental Spread Account Letter)

  If Quarterly Excess Spread Percentage is:
    >=3.50%, Spread Account Cap is 2.5%
    <3.50% and>=3.00%, Spread Account Cap is 3.50%
    <3.00% and>=2.50%, Spread Account Cap is 4.00%
    <2.50%, Spread Account Cap is 5.00%

IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed and delivered by its duly authorized officer this 8th day of November, 2002.

By : /s/Lisa A. Brooks
     Name:  Lisa A. Brooks
     Title: Vice President



         PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 2002-1 VFC
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       7
Monthly Period Ended                                        October 31, 2002
Distribution Date                                          November 15, 2002
Determination Date                                          November 8, 2002
Number of Days in Period                                                  30

1.  Trust Activity Series 2002-1 VFC

    Beginning of Month - Aggregate Principal Receivables    1,791,794,443.42

    Principal Collections on the Receivables                  294,253,749.13

    Finance Charge Collections on the Receivables              26,782,993.71

    Receivables in Defaulted Accounts                          13,365,931.35

    End of Month - Aggregate Principal Receivables          1,736,341,097.12

    Investor Interest Series 1998-1                           382,000,000.00
    Investor Interest Series 2002-1 VFC                       450,000,000.00
    Investor Interest Series 2002-2 VFC                       400,000,000.00
    Seller Principal Receivables                              504,341,097.12

    Investor Interest Series 2002-1 VFC                       450,000,000.00
     Class A Investor Interest                                391,500,000.00
     Class B Collateral Interest                               24,750,000.00
     Class C/D Collateral Interest                             33,750,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       25.9165668%
                           Charged-Off Accounts                  25.9165668%
                           Principal Receivables                 25.9165668%


    Class A Percentage with respect to...
                           Finance Charges                       22.5474131%
                           Charged-Off Accounts                  22.5474131%
                           Principal Receivables                 22.5474131%

    Class B Percentage with respect to...
                           Finance Charges                        1.4254112%
                           Charged-Off Accounts                   1.4254112%
                           Principal Receivables                  1.4254112%

    Class C/D Interest Percentage with respect to...
                           Finance Charges                        1.9437425%
                           Charged-Off Accounts                   1.9437425%
                           Principal Receivables                  1.9437425%

    Seller Percentage with respect to...
                           Finance Charges                       29.0461994%
                           Charged-Off Accounts                  29.0461994%
                           Principal Receivables                 28.0095367%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                5,851,978.21

    Class A Monthly Interest                                      717,125.47
     Unpaid Class A Monthly Interest                                    0.00

    Class A Rated Additional Amount                                     0.00
     Unpaid Class A Rated Additional Amount                             0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               652,500.00
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,920,403.14
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,561,949.60

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  369,952.65

    Class B Monthly Interest (plus accrued and unpaid)
    (See "Calculation of Certificate Interest" #4)                 68,062.50
     Unpaid Class B Monthly Interest                                    0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                41,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               184,623.19
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     76,016.96

    Class B Required Amount                                             0.00

    Class C/D Finance Charge Collections                          504,480.88

    Class C Monthly Interest (plus accrued and unpaid)             51,000.00
     Unpaid Class C Monthly Interest                                    0.00

    Class C/D Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,250.00
     Unpaid Class C/D Interest Monthly Servicing Fee                    0.00

    Excess Spread from Class C/D Available Funds                  397,230.88

    Class C/D Required Amount                                           0.00

    Total Excess Spread                                         2,035,197.43

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Interest                                                  0.00
     Excess Spread used to satisfy remaining unpaid Class A Rated
      Additional Amount                                                 0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Interest                                                          0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Excess Spread used to satisfy unreimbursed reductions to Class
      B Investor Interest from prior periods
     Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy Class C/D Required Amount             0.00
     Excess Spread used to satisfy remaining unpaid Class C/D
      Monthly Interest                                                  0.00
     Excess Spread used to satisfy remaining unpaid Class C/D
      Monthly Servicing Fee                                             0.00
     Remaining Class C/D Amount                                         0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Interest                                                  0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Rated Additional Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reserve Account used to satisfy remaining Class A Required Amount   0.00
     Reserve Account used to satisfy remaining unpaid Class A           0.00
      Monthly Interest
     Reserve Account used to satisfy remaining unpaid Class A Rated
      Additional Amount                                                 0.00
     Reserve Account used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Reserve Account used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Class C/D Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class C/D Principal Collections used to satisfy
        remaining unpaid Class A Rated Additional Amount                0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class C/D Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Interest                                         0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Shared Finance Charge Collections used to reimburse reductions
       to Class B Investor Interest from prior periods                  0.00
      Remaining Class B Required Amount                                 0.00

    Reserve Account used to satisfy remaining Class B Required Amount   0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Monthly Interest                                                  0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Monthly Servicing Fee                                             0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Investor Default Amount                                           0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Reallocated Class C/D Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Class C/D Collateral Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy Class C/D Investor
     Default Amount                                               251,758.89
      Remaining C/D Investor Default Amount                             0.00

    Excess Spread used to satisfy unreimbursed reductions to the
     Class C/D Collateral Interest from prior periods                   0.00
      Remaining unreimbursed reductions to Class C/D Collateral
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy Class A Unrated Additional Amounts    0.00
    Remaining Class A Unrated Additional Amount                         0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,783,438.54
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  4.76%

    Shared Finance Charges used to satisfy remaining Class C/D
     Amount                                                             0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Monthly Interest                                         0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Monthly Servicing Fee                                    0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Investor Default Amount                                  0.00
    Shared Finance Charges used to satisfy remaining unreimbursed
     Class C/D Investor Charge-offs                                     0.00
    Remaining Class C/D Amount                                          0.00

    Reserve Account used to satisfy remaining Class C/D Amount          0.00
     Reserve Account used to satisfy remaining unpaid Class C/D
      Monthly Interest                                                  0.00
     Reserve Account used to satisfy remaining unpaid Class C/D
      Monthly Servicing Fee                                             0.00
     Reserve Account used to satisfy remaining unpaid Class C/D
      Investor Default Amount                                           0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class C/D Investor Charge-offs                                    0.00
     Remaining Class C/D Amount                                         0.00

    Shared Finance Charge Collections paid to Holder of Exchangable
     Seller Certificate                                                 0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class C/D Charge-offs                           0.00
    Unpaid unreimbursed Class C/D Charge-offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   77,257,107.66
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              77,257,107.66
    Available Investor Principal Collections plus Draws plus
     Additional Funds from Seller for Optional Amortization    77,257,107.66

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Class C/D Interest Amount Activity" #8)                       0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                77,257,107.66

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       717,125.47
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.83

    Total Distribution to Class B Investors                        68,062.50
    Total Distribution to Class B Investors per $1,000
     Invested                                                           2.75

    Total Distribution to Class C/D Interest Holders               51,000.00
    Total Distribution to Class C/D Interest Holders per
     $1,000 Invested                                                    1.51

3. Reserve Account

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Cap Percentage                                       0.00%
   Required Reserve Account Amount                                      0.00
   Retained Reserve Account Investment Proceeds                         0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Surplus returned to Seller                                           0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Investor Interest           0.00%
   Percent Required Reserve Account to Total Initial Investor Interest  0.00%

4.  Calculation of Certificate Interest

    Class A Monthly Interest                                      717,125.47

    Previous Month's Class A Deficiency Amount                          0.00

    Class A Investor Certificate Interest Shortfall                     0.00

    Class A Monthly Interest                                      717,125.47

    Total Class A Interest Distributable to Class A
     Certificateholders                                           717,125.47
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                        1.83

    Class B Collateral Interest Rate                                    3.30%
    Class B Cap Rate                                                   10.00%

    Previous Month's Class B Deficiency Amount                          0.00

    Class B Interest at the Certificate Rate on Deficiency Amount       0.00

    Class B Collateral Interest Shortfall                               0.00

    Class B Monthly Interest                                       68,062.50

    Total Class B Collateral Interest Distributable to Class B
     Collateral Interest holders                                   68,062.50

    Total Class B Collateral Interest Distributable per $1,000
     of Class B Original Investment                                     2.75

    Total Certificate Interest Distributable to Class A and
     Class B Collateral Interest holders                          785,187.97

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B                         1.89

    Class C Interest Rate                                               6.80%

    Previous Month's Class C Deficiency Amount                          0.00

    Class C Monthly Interest at the Certificate Rate on
     Deficiency Amount                                                  0.00

    Class C/D Collateral Interest Shortfall                             0.00

    Class C Monthly Interest                                       51,000.00

    Total Class C Monthly Interest Distributable to Class C/D
     Collateral Interest holders                                   51,000.00
    Total Class C Monthly Interest Distributable per $1,000 of
     Class C/D Collateral Interest                                      1.51

    Total Monthly Interest Distributable to Class A, B
     and C/D Collateral Interest holders                          836,187.97
    Total Monthly Interest Distributable per $1,000 of
     Original Investment to Class A, B and C/D                          1.86

5.  Calculation of Monthly Principal

    Beginning Investor Interest                               450,000,000.00

    Beginning Class A Investor Interest                       391,500,000.00
    Class A Monthly Principal                                           0.00
    Controlled Amortization Amount                                      0.00
    Rapid or Partial Accumulation Amount                                0.00
    Optional Class A Amortization                                       0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                       0.00
    Ending Class A Investor Interest                          391,500,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Citi Portion of Class A Invested Interest                 195,750,000.00
    ABN Portion of Class A Invested Interest                  195,750,000.00

    Beginning Class B Collateral Interest                      24,750,000.00
    Class B Monthly Principal                                           0.00
    Reallocated Class B Collateral Interest this period                 0.00
    Cumulative Unreimbursed Class B Charge Offs                         0.00
    Cumulative Reallocated Class B Collateral Interest                  0.00
    Previously Reallocated Class B Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                        0.00
    Net Cumulative Reallocated Class B Charge Offs                      0.00
    Optional Class B Amortization                                       0.00
    Total Class B Monthly Principal Payable to Class B
     Collateral Interest holders                                        0.00
    Ending Class B Collateral Interest                         24,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                         0.00

    Monthly Principal Reinvested in Receivables                77,257,107.66

    Required Shared Principal Collections for other Series              0.00
    Deposit of Shared Principal Collections for other Series            0.00
    Required Shared Principal Collections from other Series             0.00
    Draw on Shared Principal Collections from other Series              0.00

    Ending Investor Interest                                  450,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                   1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                             2.00%

   Beginning Balance Class A Investor Interest                391,500,000.00
   Beginning  Class B Collateral Interest                      24,750,000.00
   Beginning C/D Collateral Interest                           33,750,000.00

   Class A Monthly Servicing Fee                                  652,500.00
   Class B Monthly Servicing Fee                                   41,250.00
   Class C/D Monthly Servicing Fee                                 56,250.00

   Total Monthly Servicing Fee                                    750,000.00

8.  Class C/D Interest Amount Activity

    Beginning Class C/D                                        33,750,000.00
    Class C/D Monthly Principal                                         0.00
    Reallocated Class C/D Collateral Interest this period               0.00
    Cumulative Reallocated Class C/D Investor Interest                  0.00
    Previously Reallocated Class C/D Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                       0.00
    Net Cumulative Reallocated Charge Offs                              0.00
    Total Class C/D Monthly Principal Payable to Class C/D
     Collateral Interest holders                                        0.00
    Ending Class C/D Collateral Interest                       33,750,000.00

    Class C/D Monthly Principal Payable per $1,000 of
     Original Investment                                                0.00

    Ending Class C Collateral Interest                          9,000,000.00
    Ending Class D Collateral Interest                         24,750,000.00

    Class C/D Default Amount this period                          251,758.89
    Ratio of Class C/D Collateral Interest to Investor Interest        7.50%

    Class C Default Amount this period                             67,135.70
    Ratio of Class C Collateral Interest to Investor Interest          2.00%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                             63,281,018.64
                           Percent Dollars                              3.64%
                           Number of Accts                            16,484
                           Percent Number of Accts                      0.84%

    30-59 days past due    Dollars                             25,516,564.16
                           Percent Dollars                              1.47%
                           Number of Accts                             5,455
                           Percent Number of Accts                      0.28%

    60-89 days past due    Dollars                             20,196,524.87
                           Percent Dollars                              1.16%
                           Number of Accts                             3,882
                           Percent Number of Accts                      0.20%

    90-119 days past due   Dollars                             16,950,204.60
                           Percent Dollars                              0.98%
                           Number of Accts                             3,154
                           Percent Number of Accts                      0.16%

    120-149 days past due  Dollars                             14,137,247.37
                           Percent Dollars                              0.81%
                           Number of Accts                             2,535
                           Percent Number of Accts                      0.13%

    150+ days past due     Dollars                             14,708,012.52
                           Percent Dollars                              0.85%
                           Number of Accts                             2,496
                           Percent Number of Accts                      0.13%

10. Base Rate Calculation

    Gross Yield                                              17.94%

    Percentage on Defaulted Accounts                          8.95%

    Portfolio Yield (net of losses)                           8.99%

    Base Rate                                                 4.23%

    Excess of Portfolio over Base Rate                        4.76%

    Portfolio Adjusted Yield                                  4.26%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               66,019
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                               8
    Ending Number of Accounts                                     1,973,498

12. Financial Convenants

    Is the consolidated tangible net worth of People's Bank and
     its subsidiaries as a % of total assets >=4.75%                     Y
    Ratio of loan loss reserves to non-performing loans (both
     accruing and non-accruing loans 90 days past-due)              271.80%
    Minimum consolidated tangible net worth of People's Bank
     and its subsidiaries                                       825,658,757


                         MONTHLY PAYMENT CERTIFICATE
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
                                 SERIES 2002-1 VFC

Month Ending: October 31, 2002

A. Class C Collateral Interest
   1. Class C Investor Principal Balance                      $9,000,000.00
   2. Required Class C/D Collateral Interest                 $33,750,000.00
   3. Class C/D Collateral Interest                          $33,750,000.00
   4. Class D Collateral Interest                            $24,750,000.00
   5. Class C Investor Charge-offs                                    $0.00
   6. Class C/D Collateral Floating Allocation                    1.8835866%
   7. Class C/D Monthly Principal                                     $0.00

B. Available Funds
   1. Available Non-Principal Funds:
      a. Amounts available pursuant to subsection 4.6(d)(vi),
          4.6(d)(xii), 4.6(g)of the Series 2002-1 VFC
          Supplement                                          $1,834,438.54
      b. Amounts available pursuant to subsection 4.6(g)
          of the Series 2002-1 VFC Supplement                         $0.00
      c. Amounts available pursuant to subsection 4.9(d) and
          4.9(e) of the Series 2002-1 VFC Supplement
          (Reserve Account Surplus)                                   $0.00

      Total                                                    $1,834,438.54

   2. Available Principal Funds:
      a. Amounts available pursuant to subsection 4.8 and
          4.6 of the Series 2002-1 VFC Supplement
          (Class C/D Monthly Principal)                               $0.00

      Total                                                           $0.00

C. Application of Available Non-Principal Funds and Available
    Principal Funds
   1. Application of Available Non-Principal Funds:
      a. Interest to Class C Investors 2.10(a)                   $51,000.00
      b. Fees, expenses and other amounts 2.10(a)(i)                  $0.00
           Remaining Funds to Holder of Class D Collateral
            Interest 2.10(a)(iii)                             $1,783,438.54

   2. Application of Available Principal Funds:
      a. Reduce Class C Investor Principal Balance 2.10(b)            $0.00
           Remaining Funds to Holder of CA Residual
            Interest 2.10(c)                                          $0.00

D. Class D Collateral Amount                                 $24,750,000.00

E. Amounts distributed pursuant to subsections 4.6(d)(i)
    and 4.6(d)(ii)                                                    $0.00

IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed and delivered by its duly authorized officer this 8th day of November, 2002.

By : /s/Lisa A. Brooks
     Name:  Lisa A. Brooks
     Title: Vice President



         PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 2002-2 VFC
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       1
Monthly Period Ended                                        October 31, 2002
Distribution Date                                          November 15, 2002
Determination Date                                          November 8, 2002
Number of Days in Period                                                  40

1.  Trust Activity Series 2002-2 VFC

    Beginning of Month - Aggregate Principal Receivables    1,806,399,931.90

    Principal Collections on the Receivables                  294,253,749.13

    Finance Charge Collections on the Receivables              26,782,993.71

    Receivables in Defaulted Accounts                          13,365,931.35

    End of Month - Aggregate Principal Receivables          1,736,341,097.12

    Investor Interest Series 1998-1                           382,000,000.00
    Investor Interest Series 2002-1 VFC                       450,000,000.00
    Investor Interest Series 2002-2 VFC                       400,000,000.00
    Seller Principal Receivables                              504,341,097.12

    Investor Interest Series 2002-2 VFC                       400,000,000.00
     Class A Investor Interest                                348,000,000.00
     Class B Collateral Interest                               22,000,000.00
     Class C/D Collateral Interest                             30,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       23.0369483%
                           Charged-Off Accounts                  23.0369483%
                           Principal Receivables                 23.0369483%


    Class A Percentage with respect to...
                           Finance Charges                       20.0421450%
                           Charged-Off Accounts                  20.0421450%
                           Principal Receivables                 20.0421450%

    Class B Percentage with respect to...
                           Finance Charges                        1.2670322%
                           Charged-Off Accounts                   1.2670322%
                           Principal Receivables                  1.2670322%

    Class C/D Interest Percentage with respect to...
                           Finance Charges                        1.7277711%
                           Charged-Off Accounts                   1.7277711%
                           Principal Receivables                  1.7277711%

    Seller Percentage with respect to...
                           Finance Charges                       29.0461994%
                           Charged-Off Accounts                  29.0461994%
                           Principal Receivables                 28.0095367%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                5,765,042.23

    Class A Monthly Interest                                      847,955.53
     Unpaid Class A Monthly Interest                                    0.00

    Class A Rated Additional Amount                                     0.00
     Unpaid Class A Rated Additional Amount                             0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               657,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,987,938.05
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,271,815.31

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  364,456.70

    Class B Monthly Interest (plus accrued and unpaid)
    (See "Calculation of Certificate Interest" #4)                 87,022.22
     Unpaid Class B Monthly Interest                                    0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                41,555.56
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               188,892.64
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     46,986.28

    Class B Required Amount                                             0.00

    Class C/D Available Finance Charge Collections                496,986.40

    Class C Monthly Interest (plus accrued and unpaid)             73,866.67
     Unpaid Class C Monthly Interest                                    0.00

    Class C/D Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,666.67
     Unpaid Class C/D Interest Monthly Servicing Fee                    0.00

    Excess Spread from Class C/D Available Funds                  366,453.06

    Class C/D Required Amount                                           0.00

    Total Excess Spread                                         1,685,254.65

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Interest                                                  0.00
     Excess Spread used to satisfy remaining unpaid Class A Rated
      Additional Amount                                                 0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Interest                                                          0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Excess Spread used to satisfy unreimbursed reductions to Class
      B Investor Interest from prior periods
     Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy Class C/D Required Amount             0.00
     Excess Spread used to satisfy remaining unpaid Class C/D
      Monthly Interest                                                  0.00
     Excess Spread used to satisfy remaining unpaid Class C/D
      Monthly Servicing Fee                                             0.00
     Remaining Class C/D Amount                                         0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Interest                                                  0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Rated Additional Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reserve Account used to satisfy remaining Class A Required Amount   0.00
     Reserve Account used to satisfy remaining unpaid Class A           0.00
      Monthly Interest
     Reserve Account used to satisfy remaining unpaid Class A Rated
      Additional Amount                                                 0.00
     Reserve Account used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Reserve Account used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Class C/D Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class C/D Principal Collections used to satisfy
        remaining unpaid Class A Rated Additional Amount                0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class C/D Collateral Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Collateral Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Collateral Interest used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class B Collateral Interest used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class B Collateral Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Collateral Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Collateral Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Interest                                         0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Shared Finance Charge Collections used to reimburse reductions
       to Class B Investor Interest from prior periods                  0.00
      Remaining Class B Required Amount                                 0.00

    Reserve Account used to satisfy remaining Class B Required Amount   0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Monthly Interest                                                  0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Monthly Servicing Fee                                             0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Investor Default Amount                                           0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Reallocated Class C/D Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Class C/D Collateral Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy Class C/D Investor
     Default Amount                                               257,580.87
      Remaining C/D Investor Default Amount                             0.00

    Excess Spread used to satisfy unreimbursed reductions to the
     Class C/D Collateral Interest from prior periods                   0.00
      Remaining unreimbursed reductions to Class C/D Collateral
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy Class A Unrated Additional Amounts    0.00
    Remaining Class A Unrated Additional Amount                         0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,427,673.78
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  4.28%

    Shared Finance Charges used to satisfy remaining Class C/D
     Amount                                                             0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Monthly Interest                                         0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Monthly Servicing Fee                                    0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Investor Default Amount                                  0.00
    Shared Finance Charges used to satisfy remaining unreimbursed
     Class C/D Investor Charge-offs                                     0.00
    Remaining Class C/D Amount                                          0.00

    Reserve Account used to satisfy remaining Class C/D Amount          0.00
     Reserve Account used to satisfy remaining unpaid Class C/D
      Monthly Interest                                                  0.00
     Reserve Account used to satisfy remaining unpaid Class C/D
      Monthly Servicing Fee                                             0.00
     Reserve Account used to satisfy remaining unpaid Class C/D
      Investor Default Amount                                           0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class C/D Investor Charge-offs                                    0.00
     Remaining Class C/D Amount                                         0.00

    Shared Finance Charge Collections paid to Holder of Exchangable
     Seller Certificate                                                 0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class C/D Charge-offs                           0.00
    Unpaid unreimbursed Class C/D Charge-offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   76,139,324.81
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              76,139,324.81
    Available Investor Principal Collections plus Draws plus
     Additional Funds from Seller for Optional Amortization    76,139,324.81

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Class C/D Interest Amount Activity" #8)                       0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                76,139,324.81

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       847,955.53
    Total Distribution to Class A Investors per $1,000
     Invested                                                           2.44

    Total Distribution to Class B Collateral Interest Holders      87,022.22
    Total Distribution to Class B Collateral Interest Holders
     per $1,000 Invested                                                3.96

    Total Distribution to Class C/D Collateral Interest Holders    73,866.67
    Total Distribution to Class C/D Collateral Interest Holders
     per $1,000 Invested                                                2.46

3. Reserve Account

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Cap Percentage                                       0.00%
   Required Reserve Account Amount                                      0.00
   Retained Reserve Account Investment Proceeds                         0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Surplus returned to Seller                                           0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Investor Interest           0.00%
   Percent Required Reserve Account to Total Initial Investor Interest  0.00%

4.  Calculation of Certificate Interest

    Class A Monthly Interest                                      847,955.53

    Previous Month's Class A Deficiency Amount                          0.00

    Class A Investor Certificate Interest Shortfall                     0.00

    Class A Monthly Interest                                      847,955.53

    Total Class A Interest Distributable to Class A
     Certificateholders                                           847,955.53
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                        2.44

    Class B Collateral Interest Rate                                    3.56%
    Class B Cap Rate                                                   10.00%

    Previous Month's Class B Deficiency Amount                          0.00

    Class B Collateral Interest at the Certificate Rate on
     Deficiency Amount                                                  0.00

    Class B Collateral Interest Shortfall                               0.00

    Class B Monthly Interest                                       87,022.22

    Total Class B Collateral Interest Distributable to Class B
     Interest holders                                              87,022.22
    Total Class B Collateral Interest Distributable per $1,000
     of Class B Original Investment                                     3.96

    Total Certificate Interest Distributable to Class A and
     Class B Collateral Interest holders                          934,977.75

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and B                               2.53

    Class C Interest Rate                                               8.31%

    Previous Month's Class C Deficiency Amount                          0.00

    Class C Monthly Interest at the Certificate Rate on
     Deficiency Amount                                                  0.00

    Class C Collatearl Interest Shortfall                               0.00

    Class C Monthly Interest                                       73,866.67

    Total Class C Monthly Interest Distributable to Class C/D
     Collateral Interest holders                                   73,866.67
    Total Class C Monthly Interest Distributable per $1,000 of
     Class C/D Collateral Interest                                      2.46

    Total Monthly Interest Distributable to Class A, B
     and C/D Collateral Interest holders                        1,008,844.42
    Total Monthly Interest Distributable per $1,000 of
     Original Investment to Class A, B and C/D                          2.52

5.  Calculation of Monthly Principal

    Beginning Investor Interest                               400,000,000.00

    Beginning Class A Investor Interest                       348,000,000.00
    Class A Monthly Principal                                           0.00
    Controlled Amortization Amount                                      0.00
    Rapid or Partial Accumulation Amount                                0.00
    Optional Class A Amortization                                       0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                       0.00
    Ending Class A Investor Interest                          348,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Collateral Interest                      22,000,000.00
    Class B Monthly Principal                                           0.00
    Reallocated Class B Collateral Interest this period                 0.00
    Cumulative Unreimbursed Class B Charge Offs                         0.00
    Cumulative Reallocated Class B Investor Interest                    0.00
    Previously Reallocated Class B Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                        0.00
    Net Cumulative Reallocated Class B Charge Offs                      0.00
    Optional Class B Amortization                                       0.00
    Total Class B Monthly Principal Payable to Class B Interest
     Holders                                                            0.00
    Ending Class B Collateral Interest                         22,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                         0.00

    Monthly Principal Reinvested in Receivables                76,139,324.81

    Required Shared Principal Collections for other Series              0.00
    Deposit of Shared Principal Collections for other Series            0.00
    Required Shared Principal Collections from other Series             0.00
    Draw on Shared Principal Collections from other Series              0.00

    Ending Investor Interest                                  400,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                   1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                             2.00%

   Beginning Balance Class A Investor Interest                348,000,000.00
   Beginning  Class B Collateral Interest                      22,000,000.00
   Beginning C/D Collateral Interest                           30,000,000.00

   Class A Monthly Servicing Fee                                  657,333.33
   Class B Monthly Servicing Fee                                   41,555.56
   Class C/D Monthly Servicing Fee                                 56,666.67

   Total Monthly Servicing  Fee                                   755,555.56

8.  Class C/D Collateral Interest Amount Activity

    Beginning Class C/D                                        30,000,000.00
    Class C/D Monthly Principal                                         0.00
    Reallocated Class C/D Collateral Interest this period               0.00
    Cumulative Reallocated Class C/D Investor Interest                  0.00
    Previously Reallocated Class C/D Collateral Interest
     reimbursed this period by Excess Spread and Shared Finance
     Charge Collections                                                 0.00
    Net Cumulative Reallocated Charge Offs                              0.00
    Total Class C/D Monthly Principal Payable to Class C/D
     Collateral Interest holders                                        0.00
    Ending Class C/D Collateral Interest                       30,000,000.00

    Class C/D Monthly Principal Payable per $1,000 of
     Original Investment                                                0.00

    Ending Class C Collateral Interest                          8,000,000.00
    Ending Class D Collateral Interest                         22,000,000.00

    Class C/D Default Amount this period                          257,580.87
    Ratio of Class C/D Collateral Interest to Investor Interest        7.50%

    Class C Default Amount this period                             68,688.23
    Ratio of Class C Collateral Interest to Investor Interest          2.00%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                             63,281,018.64
                           Percent Dollars                              3.64%
                           Number of Accts                            16,484
                           Percent Number of Accts                      0.84%

    30-59 days past due    Dollars                             25,516,564.16
                           Percent Dollars                              1.47%
                           Number of Accts                             5,455
                           Percent Number of Accts                      0.28%

    60-89 days past due    Dollars                             20,196,524.87
                           Percent Dollars                              1.16%
                           Number of Accts                             3,882
                           Percent Number of Accts                      0.20%

    90-119 days past due   Dollars                             16,950,204.60
                           Percent Dollars                              0.98%
                           Number of Accts                             3,154
                           Percent Number of Accts                      0.16%

    120-149 days past due  Dollars                             14,137,247.37
                           Percent Dollars                              0.81%
                           Number of Accts                             2,535
                           Percent Number of Accts                      0.13%

    150+ days past due     Dollars                             14,708,012.52
                           Percent Dollars                              0.85%
                           Number of Accts                             2,496
                           Percent Number of Accts                      0.13%

10. Base Rate Calculation

    Gross Yield                                              17.97%

    Percentage on Defaulted Accounts                          9.09%

    Portfolio Yield (net of losses)                           8.88%

    Base Rate                                                 4.27%

    Excess of Portfolio over Base Rate                        4.61%

    Portfolio Adjusted Yield                                  4.15%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               66,019
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                               8
    Ending Number of Accounts                                     1,973,498

12. Financial Convenants

    Is the conolidated tangible net worth of People's Bank and
     its subsidiaries as a % of total assets >=4.75%                      Y
    Ratio of loan loss reserves to non-performing loans (both
     accruing and non-accruing loans 90 days past-due)              271.80%
    Minimum consolidated tangible net worth of People's Bank
     and its subsidiaries                                       825,658,757

Servicer's Report Footnote:
The information contained in this report begins with the Closing Date. The total number of days of this initial period is 40. The Beginning of the Month Aggregate Principal Receivables reported is as of the beginning of the day on the Closing Date. Principal Collections on the Receivables, Finance Charge Collections on the Receivables, and the Receivables in the Defaulted Accounts on the first page of the report are the total Trust amounts collected in the month of October. The amounts collected in September were $279,671,768.44, $28, 027,998.81 and $15,261,904.91, respectively.

                           MONTHLY PAYMENT CERTIFICATE
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
                                SERIES 2002-2 VFC

            For the Period from the Closing Date to October 31, 2002

A. Class C Collateral Interest
   1. Class C Investor Principal Balance                      $8,000,000.00
   2. Required Class C/D Collateral Interest                 $30,000,000.00
   3. Class C/D Collateral Interest                          $30,000,000.00
   4. Class D Collateral Interest                            $22,000,000.00
   5. Class C Investor Charge-offs                                    $0.00
   6. Class C/D Collateral Floating Allocation                    1.6742992%
   7. Class C/D Monthly Principal                                     $0.00

B. Available Funds
   1. Available Non-Principal Funds:
      a. Amounts available pursuant to subsection 4.6(d)(vi),
          4.6(d)(xii), 4.6(g)of the Series 2002-2 VFC
          Supplement                                          $1,501,540.45
      b. Amounts available pursuant to subsection 4.6(g)
          of the Series 2002-2 VFC Supplement                         $0.00
      c. Amounts available pursuant to subsection 4.9(d) and
          4.9(e) of the Series 2002-2 VFC Supplement
          (Reserve Account Surplus)                                   $0.00

      Total                                                    $1,501,540.45

   2. Available Principal Funds:
      a. Amounts available pursuant to subsection 4.8 and
          4.6 of the Series 2002-2 VFC Supplement
          (Class C/D Monthly Principal)                               $0.00

      Total                                                           $0.00

C. Application of Available Non-Principal Funds and Available
    Principal Funds
   1. Application of Available Non-Principal Funds:
      a. Interest to Class C Investors 2.10(a)                   $73,866.67
      b. Fees, expenses and other amounts 2.10(a)(i)                  $0.00
           Remaining Funds to Holder of Class D Collateral
            Interest 2.10(a)(iii)                             $1,427,673.78

   2. Application of Available Principal Funds:
      a. Reduce Class C Investor Principal Balance 2.10(b)            $0.00
           Remaining Funds to Holder of CA Residual
            Interest 2.10(c)                                          $0.00

D. Class D Collateral Amount                                 $22,000,000.00

E. Amounts distributed pursuant to subsections 4.6(d)(i)
    and 4.6(d)(ii)                                                    $0.00

IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed and delivered by its duly authorized officer this 8th day of November, 2002.

By : /s/Lisa A. Brooks
     Name:  Lisa A. Brooks
     Title: Vice President